                                                                    EXHIBIT 10.1

                           ARISTOTLE PUBLISHING, INC
                           -------------------------

                            1999 STOCK OPTION PLAN
                            ----------------------


     1.   PURPOSE.  This 1999 Stock Option Plan/1/ ("Plan") is established as a
          -------
compensatory plan to attract, retain and provide equity incentives to selected persons to promote the financial success of Aristotle Publishing, Inc., a corporation organized under the laws of the District of Columbia (the "Company"). Capitalized terms not previously defined herein are defined in
Section 17 of this Plan.

     2.   TYPES OF OPTIONS AND SHARES.  Options granted under this Plan (the
          ---------------------------
"Options") may be either (a) incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or
(b) nonqualified stock options ("NQSOs"), as designated at the time of grant. The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "Shares") are shares of the common stock of the Company.

     3.   NUMBER OF SHARES.  The aggregate number of Shares that may be issued
          ----------------
pursuant to Options granted under this Plan is Fifty-five (55) Shares, subject to adjustment as provided in this Plan. If any Option expires or is terminated without being exercised in whole or in part, the unexercised or released Shares from such Option shall be available for future grant and purchase under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

     4.   ELIGIBILITY.
          -----------

          (a)  General Rules of Eligibility.  Options may be granted to
               ----------------------------
employees, officers, directors, consultants, independent contractors and advisors (provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction) of the Company or any Parent, Subsidiary or Affiliate of the Company. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or a Parent or Subsidiary of the Company. The Committee (as defined in Section 14) in its sole discretion shall select the recipients of Options ("Optionees"). An Optionee may be granted more than one Option under this Plan.

          (b)  Company Assumption of Options.  The Company may also, from time
               -----------------------------
to time, assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Option under this Plan in replacement of the option assumed by the Company, or (ii) treating the assumed option as if it

_____________
/1/ Approved by the Company Board of Directors on March 16, 1999.
    Approved by the Company shareholders on March 16, 1999.

had been granted under this Plan if the terms of such assumed option could be applied to an option granted under this Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an option hereunder if the other company had applied the rules of this Plan to such grant.

     5.   TERMS AND CONDITIONS OF OPTIONS.  The Committee shall determine
          -------------------------------
whether each Option is to be an ISO or an NQSO, the number of Shares subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

          (a)  Form of Option Grant.  Each Option granted under this Plan shall
               --------------------
be evidenced by a written Stock Option Grant (the "Grant") in substantially the form attached hereto as Exhibit A or such other form as shall be approved by the Committee.

          (b)  Date of Grant.  The date of grant of an Option shall be the date
               -------------
on which the Committee makes the determination to grant such Option unless otherwise specified by the Committee and subject to applicable provisions of the Code. The Grant representing the Option will be delivered to the Optionee with a copy of this Plan within a reasonable time after the date of grant; provided, however that if, for any reason, including a unilateral decision by the Company not to execute an agreement evidencing such option, a written Grant is not executed within sixty (60) days after the date of grant, such option shall be deemed null and void. No Option shall be exercisable until such Grant is executed by the Company and the Optionee.

          (c)  Exercise Price.  The exercise price of an NQSO shall be not less
               --------------
than eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Option is granted. The exercise price of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date the Option is granted. The exercise price of any Option granted to a person owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten Percent Shareholders") shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date the Option is granted.

          (d)  Exercise Period.  Options shall be exercisable within the times
               ---------------
or upon the events determined by the Committee as set forth in the Grant; provided, however that each Option must become exercisable at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted; and provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, and provided further that no ISO granted to a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years from the date the Option is granted.

          (e)  Limitations.
               -----------

               (i) ISO Limitations. The aggregate Fair Market Value (determined as of the time an Option is granted) of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed one hundred thousand dollars ($100,000). If the Fair Market Value of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year exceeds $100,000, the Options for the amount in excess of $100,000 shall be treated as not being ISOs and shall be NQSOs. The foregoing shall be applied by taking Options into account in the order in which they were granted. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

               (ii)  NQSO Limitations.

               Limitations on Grants.  The foregoing provisions of this Plan
               ---------------------
     notwithstanding, no Optionee shall be granted Options under this Plan in any one fiscal year which in the aggregate shall permit the Optionee to purchase more than _____ [sic] shares of Common Stock, provided that a newly-hired Optionee may in addition receive a one-time Option grant to purchase up to an additional _____ [sic] shares of Common Stock upon acceptance of employment with the Company or any Parent, Subsidiary or Affiliate of the Company. To the extent the Board of Directors of the Company determines that the limitations such as the provisions of this
     Section 5(e)(ii) are no longer required to preserve the deductibility for the Company of option-related compensation under Section 162(m) of the Code, the Board of Directors may modify or eliminate the limitations contained in this Section 5(e)(ii).

          (f)  Options Non-Transferable.  Options granted under this Plan, and
               ------------------------
any interest therein, shall not be transferable or assignable by the Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee or any permitted transferee.

          (g)  Assumed Options.  In the event the Company assumes an option
               ---------------
granted by another company in accordance with Section 4(b) above, the terms and conditions of such option shall remain unchanged (except the exercise price and the number and nature of shares issuable upon exercise, which will be adjusted appropriately pursuant to Section 424 of the Code and the Treasury Regulations applicable thereto). In the event the Company elects to grant a new option rather than assuming an existing option (as specified in Section 4), such new option need not be granted at Fair Market Value on the date of grant and may instead be granted with a similarly adjusted exercise price.

          (h)  Termination of Options.  Except as otherwise provided in an
               ----------------------
Optionee's grant, options granted under the Plan shall terminate and may not be exercised if the Optionee ceases to be employed by, or provide services to, the Company or any Parent or Subsidiary of the Company (or, in the case of a NQSO, by or to any Affiliate of the Company). An Optionee shall be considered to be employed by the Company for all purposes under this Section 5(h) if the

Optionee is an officer, director or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Committee determines that the Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee shall have discretion to determine whether an Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated (the "Termination Date").

               (i)  Termination Generally.  If an Optionee ceases to be employed
                    ---------------------
     by the Company and all Parents, Subsidiaries or Affiliates of the Company for any reason except death or disability, the Options which are vested (the "Vested Options"), to the extent (and only to the extent) exercisable by the Optionee on the Termination Date, may be exercised by the Optionee, but only within three months after the Termination Date or such shorter period of time as provided in the Grant, but in no event less than thirty
     (30) days; provided that the Option may not be exercised in any event after the expiration date of the Option (the "Expiration Date").

               (ii) Death or Disability.  If an Optionee's employment with the
                    -------------------
     Company and all Parents, Subsidiaries and Affiliates of the Company is terminated because of the death of the Optionee or the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code, the Vested Options, to the extent (and only to the extent) exercisable by the Optionee on the Termination Date, may be exercised by the Optionee (or the Optionee's legal representative), but only within twelve (12) months after the Termination Date; and provided further that the Option may not be exercised in any event later than the Expiration Date. If an Optionee's employment with the Company and all Parents, Subsidiaries and Affiliates of the Company is terminated because of a disability of the Optionee which is not permanent and total within the meaning of Section 22(e)(3) of the Code, the Vested Options, to the extent (and only to the extent) exercisable by the Optionee on the Termination Date, may be exercised by the Optionee or the Optionee's legal representative, but only within six (6) months after the Termination Date; and provided further that the Option may not be exercised in any event later than the Expiration Date.

     6.   EXERCISE OF OPTIONS.
          -------------------

          (a) Notices. Options may be exercised only by delivery to the Company of a written exercise agreement in a form approved by the Committee (which need not be the same for each Optionee), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding the Optionee's investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

          (b)  Payment. Payment for the Shares may be made in cash (by check)
               -------
or, where approved by the Committee in its sole discretion at the time of grant and where permitted by law: (i) by cancellation of indebtedness of the Company to the Optionee, (ii) by surrender of shares of Common Stock of the Company already owned by the Optionee, having a Fair Market Value equal to the exercise price of the Option;
(iii) by waiver of compensation due or accrued to Optionee for services rendered; (iv) through delivery of a promissory note for the full exercise price bearing interest at such rate with the note due at such time, on a secured or unsecured basis, as determined by the Committee; (v) through a guaranty by the Company of a loan to the Optionee by a third party of all or part of the option price (but not more than the option price), and such guaranty may be on an unsecured or secured basis as the Committee shall approve (including, without limitation, by a security interest in the shares of the Company); (vi) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (vii) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (viii) by any combination of the foregoing.

     (c)  Withholding Taxes.  At the discretion of the Company, prior to
          -----------------
issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable. Where approved by the Committee in its sole discretion, the Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares exercised. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined in accordance with Section 83 of the Code (the "Tax Date"). All elections by Optionees to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

          (i)    the election must be made on or prior to the applicable Tax
     Date;

          (ii) once made, the election shall be irrevocable as to the particular Shares as to which the election is made;

          (iii) all elections shall be subject to the consent or disapproval of the Committee;

          (iv) if the Optionee is an officer or director of the Company or other person (in each case, an "Insider") whose transactions in the Company's Common Stock are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and if the Company is subject to Section 16(b) of the Exchange Act, the election must comply with Rule 16b-3 as promulgated by the Securities and Exchange Commission ("Rule 16b-3").

          (d)  Limitations on Exercise.  Notwithstanding anything else to the
               -----------------------
contrary in the Plan or any Grant, no Option may be exercisable later than the expiration date of the Option.

     7.   RESTRICTIONS ON SHARES. At the discretion of the Committee, the
          ----------------------
Company may reserve to itself and/or its assignee(s) in the Grant (a) a right of first refusal to purchase all Shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party and/or (b) for so long as the Company's stock is not publicly traded, a right to repurchase a portion of or all Shares held by an Optionee upon the Optionee's termination of employment or service with the Company or its Parent, Subsidiary or Affiliate of the Company for any reason within a specified time as determined by the Committee at the time of grant at the higher of (i) the Optionee's original purchase price,
(ii) the Fair Market Value of such Shares or (iii) a price determined by a formula or other provision set forth in the Grant.

     8.   MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. The Committee shall
          ----------------------------------------------
have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of the Optionee, impair any rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee shall have the power to reduce the exercise price of outstanding options; provided, however, that the exercise price per share may not be reduced below the minimum exercise price that would be permitted under
Section 5(c) of this Plan for options granted on the date the action is taken to reduce the exercise price. Notwithstanding any other provision of this Plan, the Committee may accelerate the earliest date or dates on which outstanding Options (or any installments thereof) are exercisable.

     9.   PRIVILEGES OF STOCK OWNERSHIP.  No Optionee shall have any of the
          -----------------------------
rights of a shareholder with respect to any Shares subject to an Option until such Option is properly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date, except as provided in this Plan. The Company shall provide annually to each Optionee a copy of the annual financial statements of the Company.

     10.  NO OBLIGATION TO EMPLOY; NO RIGHT TO FUTURE GRANTS. Nothing in this
          --------------------------------------------------
Plan or any Option granted under this Plan shall confer on any Optionee any right (a) to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate the Optionee's employment or other relationship at any time, with or without cause or (b) to have any Option(s) granted to such Optionee under this Plan, or any other plan, or to acquire any other securities of the Company, in the future.

     11.  ADJUSTMENT OF OPTION SHARES.  In the event that the number of
          ---------------------------
outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, or if a substantial portion of the assets of the Company are distributed, without consideration in a spin-off or similar transaction, to the shareholders of the Company, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share shall not be issued upon exercise of any Option and any fractions of a Share that would have resulted shall either be cashed out at Fair Market Value or the number of Shares issuable under the Option shall be rounded down to the nearest whole number, as determined by the Committee; and provided further that the exercise price may not be decreased to below the par value, if any, for the Shares.

     12.   ASSUMPTION OF OPTION BY SUCCESSORS.
           ----------------------------------

          (a) In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary or a Parent or where there is no substantial change in the shareholders of the corporation and the Options granted under this Plan are assumed by the successor corporation), or (ii) the sale of all or substantially all of the assets of the Company, any or all outstanding Options shall be assumed by the successor corporation, which assumption shall be binding on all Optionees, an equivalent option shall be substituted by such successor corporation or the successor corporation shall provide substantially similar consideration to Optionees as was provided to shareholders (after taking into account the existing provisions of the Optionees' options such as the exercise price and the vesting schedule), and, in the case of outstanding shares subject to a repurchase option, issue substantially similar shares or other property subject to repurchase restrictions no less favorable to the Optionee.

          (b) In the event (i) such successor corporation, if any, refuses to assume or substitute, as provided above, pursuant to an event described in subsection (a) above, or (ii) in the event of both (A) (x) a consolidation or merger in which the Company is not the surviving corporation (other than a consolidation or merger with a wholly owned subsidiary or a Parent), or any other corporate reorganization, in which the shareholders of the Company immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the Company's voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions in which in excess of fifty percent (50%) of the Company's voting power is transferred, or (y) a sale, lease or other disposition of all or substantially all of the assets of the Company, and (B) an Optionee who is an employee of the Company prior to such consolidation, merger, other corporate reorganization or sale, lease, or other disposition and whose employment with the Company or such successor corporation is terminated within twelve (12) months of such consolidation, merger, other corporate reorganization or sale, lease or other disposition, then, notwithstanding any contrary terms in the Plan or Grant, the Options of each such Optionee so terminated shall become fully exercisable for the entire number of Shares under such Option and be deemed to be "Vested Options" under the Grant. Such Vested Options may be exercised (1) in case of the event described in subsection (b)(i) above, after notice of refusal to assume or substitute (which notice must be given at least twenty (20) days prior to consummation of the event described in subsection (a) above) and at any time prior to the consummation of such event, or (2) in the case of the event described in subsection (b)(ii) above, within three (3) months after such termination.

          (c) In the event of a dissolution or liquidation of the Company, the Options shall, notwithstanding any contrary terms in the Grant, expire on a date specified in a written notice given by the Committee to the Optionees specifying the terms and conditions of such termination (which date must be at least twenty
(20) days after the date the Committee gives the written notice).

     13.  ADOPTION AND SHAREHOLDER APPROVAL.  This Plan shall become effective
          ---------------------------------
on the date that it is adopted by the Board of the Company (the "Board"). This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board.

     14.  ADMINISTRATION.  This Plan may be administered by the Board or a
          --------------
Committee appointed by the Board (the "Committee"). If, at any time after the Company registers under the Exchange Act, the Board desires the Plan to be administered by a Committee, the Board shall appoint a Committee consisting of not less than two directors, each of whom is a Nonemployee Director. As used in this Plan, references to the "Committee" shall mean either such Committee or the Board if no committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

     15.  TERM OF PLAN.  Options may be granted pursuant to this Plan from time
          ------------
to time on or prior to February 28, 2009, a date which is less than ten years after the earlier of the date of approval of this Plan by the Board or the shareholders of the Company pursuant to Section 13 of this Plan.

     16.  AMENDMENT OR TERMINATION OF PLAN.  The Board of Directors or Committee
          --------------------------------
may, at any time, amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any Option theretofore granted, without his or her consent, or which, without the approval of the shareholders of the Company would:

          (a) except as provided in Section 11 of the Plan, increase the total number of Shares reserved for the purposes of the Plan,

          (b)  extend the duration of the Plan;

          (c) extend the period during and over which Options may be exercised under the Plan.

          Without limiting the foregoing, the Committee may at any time or from time to time authorize the Company, with the consent of the respective Optionees, to issue new options in exchange for the surrender and cancellation of any or all outstanding Options.

     17.  CERTAIN DEFINITIONS. As used in this Plan, the following terms shall
          -------------------
have the following meanings:

          (a) "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

          (b) "Fair Market Value" shall mean the fair market value of the Shares as determined by the Committee from time to time in good faith. If a public market exists for the Shares, the Fair Market Value shall be the average of the last reported bid and asked prices for Common Stock of the Company on the last trading day prior to the date of determination or, in the event the Common Stock of the Company is listed on a stock exchange or is a Nasdaq National Market security, the Fair Market Value shall be the closing price on such exchange or system on the last trading day prior to the date of determination.

          (c) "Nonemployee Director" shall have the meaning set forth in Rule 16b3(b)(3) as promulgated by the Securities and Exchange Commission under
Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the Securities and Exchange Commission.

          (d) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (e) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.